UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

The Coca-Cola Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Annual Meeting of Shareowners of The Coca-Cola Company (the “Company”) will be held at the Gwinnett Center, Grand Ballroom, 6400 Sugarloaf Parkway, Duluth, Georgia 30097, on Wednesday, April 21, 2010, at 9:00 a.m., local time. The purposes of the meeting are: 1. To elect 14 Directors identified in the accompanying 2010 Definitive Proxy Statement to serve until the 2011 Annual Meeting of Shareowners; 2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2010 fiscal year; 3. To vote on four proposals submitted by shareowners if properly presented at the meeting; and 4. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting. The Board of Directors set February 22, 2010 as the record date for the meeting. This means that owners of record of shares of Common Stock of the Company at the close of business on that date are entitled to: • receive this notice of the meeting; and • vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of shareowners of record as of the close of business on February 22, 2010 for inspection by shareowners for any purpose germane to the meeting during normal business hours from April 9 through April 20, 2010 at the Company’s principal place of business, One Coca-Cola Plaza, Atlanta, Georgia 30313. This list also will be available to shareowners for any such purpose at the meeting. By Order of the Board of Directors Carol Crofoot Hayes Associate General Counsel and Secretary _IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE._ G21976_003 002CS40124 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O C A MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661 Shareowner Meeting Notice and Admission Ticket 1234 5678 9012 345 0154UC + + Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareowners of The Coca-Cola Company to be held on April 21, 2010 You are receiving this notice that the proxy materials for The Coca-Cola Company 2010 Annual Meeting of Shareowners are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or e-mail copy. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available at: www.envisionreports.com/coca-cola ___Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Please have this notice available when you access the website to vote. Step 1: Go to www.envisionreports.com/coca-cola and view the Proxy Materials. Step 2: Click the Cast your Vote or Request Printed Materials section. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings. How to Obtain a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 12, 2010 to facilitate timely delivery. . G21976_004 . Shareowner Meeting Notice & Admission Ticket The Annual Meeting of Shareowners of The Coca-Cola Company will be held at the Gwinnett Center, Grand Ballroom, 6400 Sugarloaf Parkway, Duluth, Georgia 30097, on Wednesday, April 21, 2010 at 9:00 a.m., local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of 14 directors identified in the Company’s 2010 Definitive Proxy Statement to serve until the 2011 Annual Meeting of Shareowners. 2. Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2010 fiscal year. The Board of Directors recommends that you vote AGAINST the following proposals: 3. Shareowner Proposal regarding an Advisory Vote on Executive Compensation. 4. Shareowner Proposal regarding an Independent Board Chair. 5. Shareowner Proposal regarding Restricted Stock. 6. Shareowner Proposal regarding a Report on Bisphenol-A. THIS IS NOT A PROXY CARD. To vote your shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions at the bottom of this page. If you wish to attend and vote at the meeting, please bring this notice and identification with you. 0154UC Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. ___Internet – Go to www.envisionreports.com/coca-cola. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. ___Telephone – Call us free of charge at 1-866-641-4276 within the within the USA, Canada and Puerto Rico using a touch-tone phone and follow the instructions to order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. _ E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials The Coca-Cola Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2010. G21976_005